UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.      )
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FedFirst Financial Corporation

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“There are no shortcuts to any place worth going” – Unknown Author
Dear Fellow Shareholder:
     In my letter to you last year, I expressed my philosophy of “believing and succeeding” as key ingredients in leading FedFirst Financial Corporation and First Federal Savings Bank toward higher and more consistent levels of performance and sustainable earnings. I am pleased to report that our Team has made significant advances on several strategic initiatives.
Advances
     The year 2006 continued to present us with opportunities to advance our strategic growth plan. In July, we opened our eighth branch of First Federal Savings Bank in Peters Township, Washington County. This significant event marked the first branch to be opened in over twenty years and the first to be geographically located outside our traditional Mon Valley market. The Peters Township market provides us with a greater demographic scale affording more growth opportunity.
     Our Peters Township office was also the first branch office to be staffed according to our Model Branch plan. The Model Branch plan realigned the roles and responsibilities of our existing staff and added Market Managers to the mix to create a dynamic sales culture. A critical factor in transitioning to a sales culture is the creation of sales and relationship opportunities outside of the Bank. Our Market Managers are charged with the responsibility of calling on small businesses and other consumers in their respective markets for the purpose of proactively driving business. Once opportunities are identified and developed, Market Managers work with Branch Service Managers, managers of our internal branch staffs, to create a personal and unique customer experience. Currently, we employ three Market Managers who work in distinct markets — Peters Township, mid Mon Valley and Uniontown-Perryopolis.
     A fundamental but important shift in our business began in 2006 and involved basic banking tenets of asset and liability management and customer relationship building. During 2005, $12.5 million in deposits exited the Bank. I am pleased that in 2006, as a result of building a team of quality individuals who focus intensely on a proactive sales plan and building customer relationships, deposits grew by $18.6 million.
     We are also encouraged by our growth in consumer and commercial lending. Several new deposit and loan products were introduced to our customers in 2006. Consumer and commercial loan products are more profitable segments of our lending business. As a result, we can better provide quality products to meet customers’ financial services needs, thereby building a more reliable and profitable source of income for the Bank.
Continuing Challenges
     We positioned our Company for growth throughout 2006. And, as I stated in my message last year, “change does not occur without cost.” At the time of last year’s annual address, I did not fully appreciate the extent of the investments in the Company that would be necessary to support our long term growth strategy. Nor did I see the prolonged inverted yield curve.

     Our earnings will continue to be challenged until:
1.)	We have more time to fully develop our sales culture;

2.)	The interest rate curve reverts to a more normalized shape and

3.)	We offer additional products that will not only differentiate First Federal Savings Bank from our competition, but create a new, less rate sensitive revenue stream. We have progressive ideas in this regard that we look forward to implementing in the near future.
Our Future
     The residents and communities we serve are realizing that First Federal wants to be their Bank, where performance counts and where relationships truly matter. We have created marketing pieces that feature our hometown, committed bankers who are willing and able to offer friendly and competitive financial solutions. We are more confident than ever that we can successfully compete against banks of all sizes in the markets we serve.
     Our Board of Directors gets stronger with each addition. In 2006, David Wohleber, Executive Vice President and former Chief Financial Officer of Eat ’n Park Hospitality Group, Inc., joined our Board. Our Chairman, John LaCarte, now has 10 years experience as a leader and Board member. John Kish, Vice Chairman, continues to bring valuable experience to the Board as a former bank Chairman and CEO. I am pleased that management and the Board continue to enjoy an excellent working relationship.
     We will be expanding our branch office network by opening our ninth branch in Washington, Pennsylvania, in June 2007. Washington, Pennsylvania is where our Executive Vice President, Pat O’Brien and I have spent a significant portion of our professional careers developing banking relationships. We are confident that those ties will help to foster our strategic growth.
     I ask that you continue to join me in sharing the First Federal philosophy of believing and succeeding. We will strive to meet our strategic goals, while effectively managing our daily operations. We thank you for your support and look forward to meeting many of you at our next Annual Meeting of Stockholders on May 16, 2007.
“Far and away, the best prize that life offers is the chance to work hard at work worth doing.” – Theodore Roosevelt
With appreciation of your trust and confidence,

John G. Robinson
President and Chief Executive Officer

April 18, 2007
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of FedFirst Financial Corporation. We will hold the meeting at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 16, 2007 at 10:00 a.m., local time.
     The notice of Annual Meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Edwards Sauer & Owens, P.C., the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.
     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.
     We look forward to seeing you at the meeting.
Sincerely,

John G. Robinson
President and Chief Executive Officer

Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. local time on Wednesday, May 16, 2007.

PLACE	Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania

ITEMS OF BUSINESS	(1) The election of three directors of the Company for a term of three years;

(2) The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent registered public accountants for the Company for the fiscal year ending December 31, 2007; and

(3) Such other matters as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting. The Board of Directors is not aware of any other business to come before the Annual Meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 23, 2007.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Patrick G. O’Brien
Corporate Secretary
April 18, 2007
NOTE: Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

FEDFIRST FINANCIAL CORPORATION
PROXY STATEMENT
     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FedFirst Financial Corporation (“FedFirst Financial” or the “Company”) to be used at the Annual Meeting of Stockholders (“Annual Meeting”) of the Company. FedFirst Financial is the holding company for First Federal Savings Bank (“First Federal” or the “Bank”). The Annual Meeting will be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 16, 2007 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 18, 2007.
GENERAL INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
     You are entitled to vote your FedFirst Financial common stock only if the records of the Company show that you held your shares as of the close of business on March 23, 2007. As of the close of business on March 23, 2007, a total of shares of 6,707,500 FedFirst Financial common stock were outstanding and entitled to vote, including 3,636,875 shares of common stock held by FedFirst Financial Mutual Holding Company (“FFMHC”). Each share of common stock has one vote. The Company’s Charter provides that, until April 6, 2010, record holders of the Company’s common stock, other than FFMHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.
Attending the Meeting
     If you are a beneficial owner of FedFirst Financial common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of FedFirst Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Quorum and Vote Required
     The Annual Meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
     At this year’s Annual Meeting, stockholders will elect three directors to serve for terms of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the Annual

Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
     In voting on the ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This proposal will be decided by the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.
Voting by Proxy
     The Board of Directors of FedFirst Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of FedFirst Financial common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of FedFirst Financial common stock represented at the Annual Meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” ratification of Edwards Sauer & Owens, P.C. as independent auditors.
     If any matters not described in this proxy statement are properly presented at the Annual Meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Annual Meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your FedFirst Financial common stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Annual Meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.
     If your FedFirst Financial common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.
Participants in the Bank’s ESOP or 401(k) Plan
     If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the First Federal Savings Bank Retirement Plan (“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the FedFirst Financial Corporation Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 9, 2007.
CORPORATE GOVERNANCE
General
     FedFirst Financial periodically reviews its corporate governance policies and procedures to ensure that FedFirst Financial meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern FedFirst Financial’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for FedFirst Financial.
Corporate Governance Policies and Procedures
     FedFirst Financial has adopted a corporate governance policy to govern certain activities, including:
•	the duties and responsibilities of each director;

•	the composition, responsibilities and operation of the Board of Directors;

•	the establishment and operation of Board committees;

•	succession planning;

•	convening executive sessions of independent directors;

•	the Board of Directors’ interaction with management and third parties; and

•	the evaluation of the performance of the Board of Directors and of the chief executive officer.
     FedFirst Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. A copy of the Code of Ethics and Business Conduct can be found in the Investor Relations section of the Company’s website (www.firstfederal-savings.com).
Meetings of the Board of Directors
     The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2006, the Board of Directors of the Company held six (6) meetings and the Board of Directors of the Bank held twenty (20) meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors.
     The Board of Directors encourages directors to attend the Annual Meeting. All of the directors of the Company attended the Company’s Annual Meeting in 2006.

Committees of the Board of Directors of FedFirst Financial
     The following table identifies our standing committees and their members as of March 23, 2007.

Nominating/
Corporate
	Audit	Governance	Compensation
Director	Committee	Committee	Committee

Richard B. Boyer	—	—	—
Joseph U. Frye	X	X	X *
John M. Kish	X	X	X
John J. LaCarte	X	X	X
Jack M. McGinley	X	X *	X
John G. Robinson	—	—	—
David L. Wohleber	X *	X	X

Number of Meetings in 2006	6	5	9

*	Chairman
     Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section
3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”). The Board of Directors has determined that John J. LaCarte and David L. Wohleber are “audit committee financial experts” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2 — Ratification of Independent Auditors Report — Report of Audit Committee.”
     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to FedFirst Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next Annual Meeting. It recommends director candidates for each committee for appointment by the Board. Each member of the Nominating/Corporate Governance Committee is independent in accordance with the listing standards of NASDAQ. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating/Corporate Governance Committee Procedures.”
     Compensation Committee. The Compensation Committee is responsible for all matters regarding FedFirst Financial’s and First Federal’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. The Compensation Committee also reviews the recommendations of the Chief Executive Officer in determining the compensation of other executive officers. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. Each member of the Compensation Committee is independent in accordance with the listing standards of NASDAQ.
Directors’ Compensation
     The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2006.

	Fees Earned or	Stock	Stock
Director	Paid in Cash	Awards(1)	Options(2)	Total

Joseph U. Frye	$21,600	$4,213	$3,292	$29,105
John M. Kish	21,600	4,213	3,292	29,105
John J. LaCarte	21,600	4,213	3,292	29,105
Jack M. McGinley	21,600	4,213	3,292	29,105
John M. McGinley(3)	9,000	2,106	—	11,106
David L. Wohleber	3,600	—	—	3,600

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with Statement of Financial Accounting Standards(“SFAS”) 123(R) for shares of restricted stock in 2006. For information on the assumptions used in the valuation of the Stock awards, see Note 12 of the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-KSB. All of the Stock awards were granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan (the “2006 Incentive Plan”) and vest in five equal annual installments commencing on August 8, 2007. The aggregate number of unvested shares of restricted stock held in trust for each of Messrs. Frye, Kish, LaCarte and Jack M. McGinley at December 31, 2006 was 5,000 shares. The aggregate number of unvested shares of restricted stock held in trust for Mr. John M. McGinley at December 31, 2006 was 2,500 shares.

(2)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). For information on the assumptions used in the valuation of the Stock options, see Note 12 of the Notes to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-KSB. All Stock options were granted pursuant to the 2006 Incentive Plan and vest in five equal annual installments commencing on August 8, 2007. The aggregate outstanding Stock options at December 31, 2006 for each of Messrs. Frye, Kish, LaCarte and Jack M. McGinley was 12,500.

(3)	John M. McGinley, our former Chairman, retired from the Board of Directors on May 24, 2006. Mr. McGinley continues to serve the Company as director emeritus.
     Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of First Federal receives a monthly fee of $1,800. Directors do not receive any additional fees based upon committee membership or attendance at Board meetings. Neither FedFirst Financial nor FFMHC pays any fees to its directors.
     Director Fee Continuation Agreement. We have entered into individual agreements with Joseph U. Frye, John J. LaCarte, John M. McGinley and Jack M. McGinley that provide the directors with a payment upon retirement in exchange for the directors’ continued service to First Federal. Each participating director is entitled to a benefit equal to $100 ($400 for John M. McGinley, our former Chairman who retired as of the Company’s 2006 Annual Meeting) for each full year of service (including any partial year that a director served in the year of retirement) payable to the director, or his beneficiary, in annual installments over a period of ten years. Payments under these agreements commence on the first day of the month following the date the director retires following his 65th birthday (75th birthday for John M. McGinley) and completion of ten full years of service with First Federal. In the event a director dies while serving on the Board of Directors, First Federal will pay an annual benefit equal to $100 ($400 for John M. McGinley) for each full year of service from the date of first service to the date of death. The death payment will be made either in a lump sum or in installments at the discretion of First Federal.

All payments under the agreements are subject to a vesting schedule of 10% for each full year of service with First Federal up to a maximum of 100%. The agreements terminate if a director voluntarily terminates service with First Federal prior to retirement or is terminated by First Federal without cause. The director, as severance, will then receive a sum equal to the accrued balance in his liability reserve account multiplied by his vested percentage. Severance payments under the agreements will be paid in ten annual installments.
     Director Split Dollar Arrangements. We have entered into split dollar life insurance agreements with Joseph U. Frye, John J. LaCarte, John M. McGinley and Jack M. McGinley that provide for a cash payment in the event they die while in service with us. Under the terms of the agreements, we are the owners of and pay all the premiums on the life insurance policies under which the individuals are insured. These life insurance policies are single premium policies. The premiums, which totaled $830,000, were paid in full in 1999 when the split dollar arrangements were entered into with the directors. Under the split-dollar arrangements, if a director is in service at the time of his death, his designated beneficiary is entitled to an amount equal to the lesser of $25,000 ($50,000 for John M. McGinley), or the total insurance proceeds less the cash value of the policy. If a director is not in service at the time of his death, his designated beneficiary will receive a prorated benefit based on the director’s years of service with First Federal. The remainder of the death benefit under the agreements is owned by First Federal.
     Director Emeritus Program. First Federal maintains a director emeritus program for retired directors. Currently, the only director emeritus is John M. McGinley, our former Chairman. Under the program, a participating director is eligible to receive such compensation and benefits, if any, as determined from time to time by the Board of Directors. A director emeritus shall be eligible to participate in any plan of the Bank, or any affiliate, that grants stock-based benefits to non-employee directors. Additionally, while serving as a director emeritus, any unvested or unexercisable stock-based awards held by a director emeritus will continue to vest or become exercisable, subject to the terms and conditions of the grant or plan under which the awards were granted.
STOCK OWNERSHIP
     The following table provides information as of March 23, 2007 about the persons known to FedFirst Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

		Percent of
	Number of	Common Stock
Name	Shares Owned	Outstanding (1)

FedFirst Financial Mutual Holding Company	3,636,875 (2)	54.2%
Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800

(1)	Based on 6,707,500 shares of the Company’s common stock outstanding and entitled to vote as of March 23, 2007.

(2)	The members of the Board of Directors of FFMHC and FedFirst Financial Corporation also constitute the Board of Directors of First Federal.

     The following table provides information as of March 23, 2007 about the shares of FedFirst Financial common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. All directors and executive officers as a group own 2.8% of the Company’s outstanding shares. None of the individual directors or executive officers owns more than one percent of the Company’s outstanding shares based on 6,707,500 shares of the Company’s common stock outstanding and entitled to vote as of March 23, 2007.

	Number of
Name	Shares Owned(1)(2)

Richard B. Boyer	24,766
Joseph U. Frye	20,000	(3)
John M. Kish	10,000
John J. LaCarte	30,500	(4)
Jack M. McGinley	14,650
Patrick G. O’Brien	17,002
John G. Robinson	24,105
David L. Wohleber	—
All directors and executive officers as a group (13 persons)	185,843

(1)	This column includes shares of unvested restricted stock held in trust as part of the 2006 Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Boyer-7,500 shares, Messrs. Frye, Kish, LaCarte and McGinley-5,000 shares, Mr. O’Brien-15,000 shares and Mr. Robinson-20,000. All restricted Stock awards vest in five equal annual installments commencing one year from the date of grant, which was August 8, 2006.

(2)	Includes shares allocated to the account of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Boyer-2,266 shares, Mr. O’Brien-1,002, and Mr. Robinson-1,105.

(3)	Includes 5,000 shares held in an individual retirement account of Mr. Frye’s spouse.

(4)	Includes 10,000 shares held by a corporation controlled by Mr. LaCarte.

PROPOSAL 1 — ELECTION OF DIRECTORS
     The Company’s Board of Directors consists of seven members, all of whom are independent under the listing standards of NASDAQ, except for Mr. Robinson, who is President and Chief Executive Officer of FedFirst Financial and First Federal, and Mr. Boyer, who is President of Exchange Underwriters, Inc., a subsidiary of First Federal. In determining director independence, the Board considered the commercial services provided to First Federal by businesses operated by Joseph U. Frye, Jack M. McGinley and John J. LaCarte. The amounts paid by First Federal for such services are not material to either First Federal or the businesses of Messrs. Frye, McGinley or LaCarte.
     The Company’s bylaws require that the Board of Directors be divided into three classes that are as equal in number as possible. Three directors will be elected at the Annual Meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The Board of Directors’ nominees for election this year are Richard B. Boyer, John M. Kish and David L. Wohleber. Each of the nominees is currently a director of FedFirst Financial and First Federal.
     Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
     The Board of Directors recommends a vote “FOR” the election of Richard B. Boyer, John M. Kish and David L. Wohleber.
     Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. The age indicated for each individual is as of December 31, 2006. The indicated period of service as a director includes the period of service as a director of First Federal.
Board Nominees for Election of Directors
     The following directors are nominees for election for terms ending in 2010:
     Richard B. Boyer has been President of Exchange Underwriters, Inc. since 1989. In June 2002, First Federal purchased an 80% interest in Exchange Underwriters, Inc., which had previously been 100% owned by Mr. Boyer. Mr. Boyer has also served as Vice President-Insurance of First Federal since 2003. Age 48. Director since 2002.
     John M. Kish is a retired banker. Mr. Kish served as the Chairman and Chief Executive Officer of GA Financial, Inc. and its wholly-owned subsidiary, Great American Federal, from 1996 until May 2004. Age 61. Director since 2005.
     David L. Wohleber is a Certified Public Accountant and Executive Vice President and former Chief Financial Officer of Eat’n Park Hospitality Group, Inc. He joined Eat’n Park in 1977 after serving as a senior audit manager with Price Waterhouse & Co. Age 63. Director since 2006.
Directors Continuing in Office
     The following directors have terms ending in 2008:
     Joseph U. Frye has served as President of Frye Construction since 1969. Mr Frye is also the owner of FCI Associates. Age 65. Director since 1996.
     John J. LaCarte has been the President of Model Cleaners, Uniforms & Apparel LLC since 1992. Age 40. Director since 1998.

     The following directors have terms ending in 2009:
     Jack M. McGinley has been the Chief Executive Officer of McGinley Maintenance, Inc. since 1981. Age 51. Director since 1998.
     John G. Robinson has served as President, Chief Executive Officer and a director of FedFirst Financial and First Federal since September 2005. Before joining FedFirst Financial, Mr. Robinson served as Senior Vice President of PNC Bank, Pittsburgh, from June 2001 to June 2005. Prior to serving as Senior Vice President, Mr. Robinson was Vice President of PNC Bank, Pittsburgh from 1986 to 2001. Age 56. Director since 2005.
PROPOSAL 2 — RATIFICATION OF INDEPENDENT AUDITORS
     The Audit Committee of the Board of Directors has appointed Edwards Sauer & Owens, P.C. to be the Company’s independent auditors for the 2007 fiscal year, subject to ratification by stockholders. A representative of Edwards Sauer & Owens, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.
     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, the Audit Committee will consider other independent auditors.
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.
Audit Fees
     The following table sets forth the fees billed to the Company by Edwards Sauer & Owens, P.C.:

December 31,	2006	2005

Audit fees(1)	$89,868	$78,500
Audit related fees	—	—
Tax fees	5,650	—
All other fees(2)	2,650	—

(1)	Consists of fees for professional services rendered for the audit of the Consolidated Financial Statements and the review of financial statements included in quarterly reports on Form 10-QSB.

(2)	Fees for services rendered with respect to First Federal’s new branch in Peters Township.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
     The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

     In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.
     The request may be made with respect to either specific services or a type of service for predictable or recurring services.
     During the year ended December 31, 2006, all services were approved, in advance, by the Audit Committee in compliance with these procedures.
Report of the Audit Committee
     The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s Consolidated Financial Statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s Consolidated Financial Statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s Financial Statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s Financial Statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s Consolidated Financial Statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent auditors are in fact “independent.”

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited Consolidated Financial Statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.
Audit Committee of the Board of Directors
of FedFirst Financial Corporation
David L. Wohleber (Chairman)
Joseph U. Frye
John M. Kish
John J. LaCarte
Jack M. McGinley

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following information is provided for our President and Chief Executive Officer and our two most highly compensated executive officers other than our President and Chief Executive Officer who received compensation totaling $100,000 or more during the year ended December 31, 2006.

Name and				Stock	Stock	All Other
Principal Position	Year	Salary		Awards(1)	Options(2)	Compensation		Total

John G. Robinson,	2006	$180,566		$15,800	$16,850	$17,951	(3)	$231,167
President and Chief Executive Officer
Patrick G. O’Brien,	2006	163,284		11,850	12,638	32,869	(4)	220,641
Executive Vice President and Chief Operating Officer
Richard B. Boyer,	2006	172,507	(5)	3,950	6,319	32,340	(6)	215,116
Vice President of First Federal and President of Exchange Underwriters

(1)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). For information on the assumptions used in the valuation of the Stock awards, see Note 12 of the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB. All of the Stock awards were granted pursuant to the 2006 Incentive Plan and vest in five equal annual installments commencing on August 8, 2007.

(2)	Reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R). For information on the assumptions used in the valuation of the Stock options, see Note 12 of the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB. All Stock options were granted pursuant to the 2006 Incentive Plan and vest in five equal annual installments commencing on August 8, 2007.

(3)	Includes $7,223 in employer contributions to 401(k) Plan and $10,728 for value of shares allocated under the ESOP. Does not include the aggregate amount of perquisites or other personal benefits, which was less than $10,000.

(4)	Includes $6,531 in employer contributions to 401(k) Plan, $9,722 for value of shares allocated under the ESOP, and $16,616 in perquisites.

(5)	Mr. Boyer’s salary, which includes commissions, was paid by Exchange Underwriters, Inc.

(6)	Includes $6,840 in employer contributions to 401(k) Plan, $10,393 for value of shares allocated under the ESOP and $15,107 in perquisites.
     Employment Agreements. FedFirst Financial and First Federal have entered into employment agreements with John G. Robinson and Patrick G. O’Brien. Exchange Underwriters has entered into an employment agreement with Richard B. Boyer. The employment agreements are intended to ensure that the Company and its subsidiaries will be able to maintain a stable and competent management base.
     The employment agreements with Mr. Robinson and Mr. O’Brien (referred to as the “executives” for the following discussion) provide for two-year terms subject to annual renewal by the Board of Directors. The agreements provide for base salaries of $184,000 and $168,000 for Mr. Robinson and Mr. O’Brien, respectively, subject to annual review by the Board. In addition to the base salaries, the agreements provide for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination for cause, as defined in the agreements, at any time. If FedFirst Financial chooses to terminate an executive for reasons other than for cause, or if an executive resigns after specified circumstances that would constitute constructive termination, he (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the executive’s agreement. FedFirst Financial would also continue and/or pay for the executive’s health and dental coverage for the remaining term of the agreement
     Under each executive’s agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of FedFirst Financial or First Federal, he (or, if he dies, his beneficiary) would be entitled to a severance payment equal to three times his annual base salary in effect at the time of the change in control plus the continuation of health and dental benefits for a period not exceeding three years. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. The executives will not be entitled to receive an excess parachute payment under the employment agreements.
     All reasonable costs and legal fees paid or incurred by an executive in any dispute or question of interpretation relating to the employment agreement will be paid by FedFirst Financial if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that we will indemnify the executives to the fullest extent legally allowable.
     Effective June 1, 2002, Exchange Underwriters entered into an employment agreement with Richard B. Boyer, President of Exchange Underwriters. At the end of the six-year term, Exchange Underwriters may renew Mr. Boyer’s employment agreement for an additional six years by giving written notice of renewal to Mr. Boyer not less than 90 days prior to the expiration of the first six year period. The agreement provides Mr. Boyer with a base salary of $100,000 per year, plus 20% of all commissions received by Exchange Underwriters from sales and/or renewals of insurance policies from a select customer specified in the agreement and 25% of all first-year commissions generated by Mr. Boyer and received by the company from sales of insurance policies to new customers. Mr. Boyer’s compensation may be reviewed by Exchange Underwriters in the event of a material change in his business responsibilities during the term of the agreement. In addition to cash compensation, Mr. Boyer is entitled to receive health and welfare benefits, including disability and life insurance, on an equivalent basis to senior officers of First Federal. In the event Mr. Boyer becomes disabled his employment under the agreement will continue for a period of six months following the commencement of his disability.
     Mr. Boyer’s employment agreement may be terminated by Exchange Underwriters with or without cause (as defined in the agreement) and by Mr. Boyer with at least 60 days written notice to Exchange Underwriters. In the event the agreement is terminated: (i) for cause, as a result of Mr. Boyer’s disability, or (ii) without cause, Exchange Underwriters will make monthly payments to Mr. Boyer for a period commencing on the termination date and ending on the scheduled expiration of the employment period. The payments will equal the sum of: (i) Mr. Boyer’s monthly base salary, plus (ii) the average monthly commissions paid to Mr. Boyer during the twelve-month period ending on the termination date (or, if Mr. Boyer terminates employment due to disability, the average monthly commissions paid during the full period of employment). Mr. Boyer also shall be eligible for all health and welfare benefits for the remainder of the employment period. The agreement also restricts Mr. Boyer’s ability to compete in the market place for a period commencing on the effective date of the agreement and ending five years after the date in which Mr. Boyer ceases to be employed by Exchange Underwriters, unless Mr. Boyer is terminated without cause.
     Effective May 29, 2002, First Federal entered into an employment agreement with Mr. Boyer. Under the terms of the First Federal employment agreement, Mr. Boyer’s duties on behalf of First Federal are to operate Exchange Underwriters as its President. Contributions to the First Federal supplemental executive retirement plan, on Mr. Boyer’s behalf, constitute First Federal’s total participation in Mr. Boyer’s compensation and benefits.

     Supplemental Executive Retirement Plan. First Federal has entered into an executive supplemental retirement arrangement with Richard Boyer. Under the terms of Mr. Boyer’s agreement, normal retirement age is defined as age 55. If Mr. Boyer remains employed by First Federal until age 55, is terminated without cause (as defined in the agreement), or is terminated for just cause (as defined in the agreement), then, in either event, Mr. Boyer is entitled to receive the balance in his pre-retirement account as of the agreement’s normal retirement age in 15 equal annual installments commencing on the December 31st in the year in which he attains age 55. In addition, Mr. Boyer will be entitled to an annual index retirement benefit payable until his death. If Mr. Boyer terminates employment with First Federal prior to attaining age 55 (other than for just cause), Mr. Boyer will receive an annual benefit based on a formula of years of service and percentage of benefit starting with no benefit for less than one year of service and increasing at a rate of 20% for each year of service with 100% of the benefit earned after five years. If on or before the 20th anniversary of the date of Mr. Boyer’s agreement First Federal ceases to be adequately capitalized, First Federal will immediately pay Mr. Boyer the present value of all of the first 20 annual payments remaining to be made to him.
     Split Dollar Arrangement. First Federal has entered into a split dollar life insurance agreement with Mr. Boyer. This agreement provides Mr. Boyer with a cash payment in the event he dies while in service with us. Under the terms of the agreement, we are the owners of and pay all the premiums on the life insurance policy under which Mr. Boyer is insured. Under the agreement, upon Mr. Boyer’s death his designated beneficiary is entitled to $1,000,000 if he dies prior to age 65 and $500,000 if he dies after age 65. First Federal will be entitled to any remaining insurance proceeds. If Mr. Boyer terminates his employment prior to attaining his normal retirement age, his division of the insurance proceeds will be prorated based on his years of service with First Federal.
Outstanding Equity Awards at Fiscal Year-End
     The following table provides information concerning unexercised Stock options and Stock awards that have not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2006. Stock awards and Stock options granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan will vest in five equal annual installments commencing on August 8, 2007.

	Stock Options			Stock Awards
	Number of				Market Value
	Securities			Shares or	of Shares of
	Underlying			Units of	Units of
	Unexercised	Option		Stock That	Stock That
	Options	Exercise	Option	Have Not	Have Not
Name	Unexercisable	Price	Expiration Date	Vested	Vested

John G. Robinson	60,000 (1)	$10.11	August 8, 2016	20,000 (2)	$194,000
Patrick G. O’Brien	45,000 (1)	$10.11	August 8, 2016	15,000 (2)	145,500
Richard B. Boyer	15,000 (1)	$10.11	August 8, 2016	7,500 (2)	72,750

(1)	Stock options granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan will vest in five equal annual installments commencing on August 8, 2007.

(2)	Stock awards granted pursuant to the FedFirst Financial Corporation 2006 Equity Incentive Plan will vest in five equal annual installments commencing on August 8, 2007.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
     Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in FedFirst Financial common stock during the year ended December 31, 2006.
Transactions with Management
     From time to time, First Federal makes loans and extensions of credit to its executive officers and directors. The aggregate amount of loans by First Federal to its executive officers and directors, and members of their immediate families, was $455,311 at December 31, 2006. As of that date, these loans were performing according to their original terms. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal, and did not involve more than the normal risk of collectibility or present other unfavorable features.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES
General
     It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Stockholders
     To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.)	The name of the person recommended as a director candidate;

2.)	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.)	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.)	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.)	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
     In order for a director candidate to be considered for nomination at the Company’s Annual Meeting, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting, advanced by one year.
Minimum Qualifications
     The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
     The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.
     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Process for Identifying and Evaluating Nominees
     The Nominating/Corporate Governance Committee process that it follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
     Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors, as well as its knowledge of members of First Federal’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.
     David L. Wohleber, who was appointed to the Board in 2006, was recommended by director John M. Kish.
     Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS
     The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next Annual Meeting no later than December 20, 2007. If next year’s Annual Meeting is held on a date more than 30 calendar days from May 16, 2007, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such Annual Meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.
     The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days prior to the date of the Annual Meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the Annual Meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.
STOCKHOLDER COMMUNICATIONS
     The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Communications to individual directors may be made to such director in writing at FedFirst Financial Company, c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message for such director at (724) 684-6800.

MISCELLANEOUS
     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FedFirst Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.
     The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 23, 2007. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
     A copy of the Company’s Annual Report on Form 10-KSB, without exhibits, for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 23, 2007 upon written request to Patrick G. O’Brien, Corporate Secretary, FedFirst Financial Corporation, Donner at Sixth Street, Monessen, Pennsylvania 15062.
     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one Annual Report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.
     Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

Patrick G. O’Brien
Corporate Secretary
Monessen, Pennsylvania
April 18, 2007

FEDFIRST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Messrs. Joseph U. Frye, John LaCarte, Jack M. McGinley and John G. Robinson each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 16, 2007, at 10:00 a.m., local time, at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
1.	The election as directors of all nominees listed (except as marked to the contrary below).
Richard B. Boyer
John M. Kish
David L. Wohleber

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.
     PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Date

Signature of Stockholder

Date

Signature of Stockholder

VOTE AUTHORIZATION FORM
     I understand that RSGroup Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock under the First Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital,1163 Country Club Road, Monongahela, Pennsylvania, on May 16, 2007.
     You are to vote my shares as follows:
1.	The election as directors of all nominees listed (except as marked to the contrary below).
Richard B. Boyer
John M. Kish
David L. Wohleber

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date

Signature of Stockholder
     Please date, sign and return this form in the enclosed postage-paid envelope no later than May 9, 2007.

VOTE AUTHORIZATION FORM
     I understand that RSGroup Trust Company (the “Trustee”) is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock credited to me under the First Federal Savings Bank Retirement Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital,1163 Country Club Road, Monongahela, Pennsylvania, on May 16, 2007.
     You are to vote my shares as follows:
1.	The election as directors of all nominees listed (except as marked to the contrary below).
Richard B. Boyer
John M. Kish
David L. Wohleber

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above

Date

Signature
     Please date, sign and return this form in the enclosed postage-paid envelope no later than May 9, 2007.

VOTE AUTHORIZATION FORM
     I understand that RSGroup Trust Company (the “Trustee”) is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock held in the FedFirst Financial Corporation 2006 Equity Incentive Plan Trust. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital,1163 Country Club Road, Monongahela, Pennsylvania, on May 16, 2007.
     You are to vote my shares as follows:
1.	The election as directors of all nominees listed (except as marked to the contrary below).
Richard B. Boyer
John M. Kish
David L. Wohleber

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above

Date

Signature
     Please date, sign and return this form in the enclosed postage-paid envelope no later than May 9, 2007.